UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2022

MamaMancini’s Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40597	27-0607116
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Branca Road, East Rutherford, NJ	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 532-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MMMB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Effective as of June 13, 2022, Patrick Connor Haley submitted his resignation as a director of the Company. Mr. Haley’s reasons for this decision are largely personal and relate to his pursuing other interests and not as a result of any conflict with the Company. The Company’s Board has accepted the resignation. The Company’s Board has also agreed to appoint Michael Kay as a director of the Company effective as of June 13, 2022. Mr. Kay’s biography is detailed below:

Michael Kay (41)

Mike is an Operating Partner at Angeles Equity Partners. He is responsible for the evaluation and due diligence of new investment opportunities, driving post-close transformation and providing oversight across portfolio investments. He currents serves on the board of two Angeles portfolio companies: Primus Aerospace and Robex.

Prior to joining Angeles Equity Partners in 2020, Mike was an Engagement Manager at McKinsey & Company where he was responsible for designing, managing, and delivering strategic and operational projects for industrial companies. Before joining McKinsey, Mike was an Infantry Officer with the 101st Airborne Division from 2003-2007 and a Special Forces Officer with 1st Special Forces Group from 2007-2014. He is the veteran of combat deployments to Iraq and Afghanistan as well as various contingency operations across Southeast Asia.

Mike earned a B.A. in International History from the United States Military Academy at West Point and an M.B.A. from the Wharton School at the University of Pennsylvania.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MamaMancini’s Holdings, Inc.

By:	/s/ Carl Wolf
Name:	Carl Wolf
Title:	Chief Executive Officer

Dated:	June 14, 2022